UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

DENNY’S CORPORATION
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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Denny’s Corporation
203 East Main Street
Spartanburg, SC 29319

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
to be held on
Wednesday, May 16, 2012

Dear Stockholder,

The 2012 Annual Meeting of Stockholders of Denny’s Corporation will be held at Denny’s Corporation Corporate Offices, 203 East Main Street, Spartanburg, South Carolina, 29319, on Wednesday, May 16, 2012 at 9:00 a.m., local time, for the following purposes, as described in the accompanying Proxy Statement:

(1)	to elect the ten (10) nominees named in the attached Proxy Statement to the Board of Directors;

(2)	to ratify the selection of KPMG LLP as the independent registered public accounting firm of Denny’s Corporation and its subsidiaries for the year ending December 26, 2012;

(3)	to vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers;

(4)	to vote on a proposal to approve the Denny’s Corporation 2012 Omnibus Incentive Plan; and

(5)	to transact such other business as may properly come before the meeting.

Management recommends a vote (i) in favor of the ten (10) nominees to the Board of Directors; (ii) in favor of the selection of KPMG LLP as the independent registered public accounting firm of Denny’s Corporation and its subsidiaries (collectively, the “Company”) for the year ending December 26, 2012; (iii) in favor of the advisory resolution to approve the executive compensation of the Company, as described in the proxy statement; and (iv) in favor of the Denny’s Corporation 2012 Omnibus Incentive Plan.

*Stockholders are cordially invited to attend the Annual Meeting and vote in person.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet:

Go to www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

The Proxy Materials are available for review at:

http://www.cstproxy.com/dennys/2012

*For directions to the meeting, please visit Denny’s website at www.dennys.com or call (864) 597-8000.

Denny’s Corporation

203 East Main Street,

Spartanburg, SC 29319

Important Notice Regarding the Availability Of Proxy Materials For the Stockholder Meeting to Be Held On Wednesday, May 16, 2012

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 8, 2012 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/dennys/2012

-	the Company’s Annual Report for the year ending December 28, 2011.
-	the Company’s 2012 Proxy Statement (including all attachments thereto)
-	the Proxy Card.
-	any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID., 9-digit proxy number and 10-digit account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690,

or

By logging on to http://www.cstproxy.com/dennys/2012

or

By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.